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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 11, 2002

                             RELIANT RESOURCES, INC.
             (Exact Name of Registrant as Specified in its Charter)

        DELAWARE                      1-16455                  76-0655566
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
    of Incorporation)                                      Identification No.)


           1111 LOUISIANA STREET
              HOUSTON, TEXAS                           77002
 (Address of Principal Executive Offices)           (Zip Code)


       Registrant's telephone number, including area code: (713) 497-3000

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ITEM 5. OTHER EVENTS.

1. Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of Reliant Resources, Inc.'s announcement that it received a subpoena from the U.S. Attorney requesting information relating to the California energy markets, as presented in a press release dated November 11, 2002.

2. Attached hereto as Exhibit 99.2 and incorporated by reference herein is the text of Reliant Resources, Inc.'s announcement of James B. Robb as Senior Vice President Performance Management, as presented in a press release dated November 11, 2002.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   Exhibits.

            99.1 Press Release issued by Reliant Resources, Inc. on November 11, 2002 announcing that it received a subpoena from the U.S. Attorney requesting information relating to the California energy market.

            99.2 Press Release issued by Reliant Resources, Inc. on November 11, 2002 announcing the appointment of James B. Robb as Senior Vice President Performance Management.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    RELIANT RESOURCES, INC.
                                                (Registrant)


Date: November 11, 2002             By:   /s/ Mark M. Jacobs
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                                          Mark M. Jacobs
                                          Executive Vice President and
                                          Chief Financial Officer
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                                  EXHIBIT INDEX

     Exhibit
     Number                     Exhibit Description
     ------                     -------------------

      99.1 Press Release issued by Reliant Resources, Inc. on November 11, 2002 announcing that it received a subpoena from the U.S. Attorney requesting information relating to the California energy market.

      99.2 Press Release issued by Reliant Resources, Inc. on November 11, 2002 announcing the appointment of James B. Robb as Senior Vice President Performance Management.